Exhibit 10.17

of Form 10-K
Synthetech Inc.	PURCHASE ORDER

1290 Industrial Way, P.O.Box 646
Albany, Oregon 97321
Phone (541) 967-6575; Fax: (541) 967-9424

The following number must appear on all related correspondence, shipping papers, and invoices:

P.O. NUMBER:

To: Oregon Industrial Contractors, Inc.	Ship To: Synthetech, Inc.
P.O. Box B	1290 Industrial Way
Albany, Oregon 97321	Albany, OR 97321

P.O. DATE	REQUISITIONER	SHIP VIA	F.O.B. POINT	TERMS

N/A	Net __ Days	N/A

QTY	DESCRIPTION	UNIT PRICE	TOTAL
		$	$

SUBTOTAL $
SALES TAX
SHIPPING
OTHER
TOTAL $

1. Please send two copies of your invoice.

2. Reference the P.O. number on the invoice.

Account Code

Authorized by Date

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Schedule of Purchase Orders ("PO")

Vendor:	Oregon Industrial Contractors, Inc.
	P.O. Box B
	Albany, OR 97321

PO Number	PO Date	Requisitioner	Terms	Qty	Description	Unit Price	Total
74306	1-Apr-2000	L.Tucker	Net 10 Days	1	Open P.O. for computer work	$1,080.00	$1,080.00
74319	12-Apr-2000	L.Tucker	Net 10 Days	1	Misc. open P.O. for month of April	$500.00	$500.00
74371	18-Apr-2000	L.Tucker	Net 10 Days	1	Install 1/2 c.s. threaded pipe from nitrogen in utility room to centrifuge	$2,227.00	$2,227.00
					area in pilot room and abort tank area in production room. Also relocate
					wash station to east wall and repipe steam and water.
74369	18-Apr-2000	L.Tucker	Net 10 Days	1	Run 1" ss line from 1st floor plant 2 to roof. Run 1" ss line from scrubber	$2,350.00	$2,350.00
					building to 400 tank farm burm, both lines will end with a valve and the
					roof line will have a draw valve to empty line when not in use.
74370	18-Apr-2000	L.Tucker	Net 10 Days	1	Install a safety shower near the truck loading station at the 400 tank farm.	$4,080.00	$4,080.00
					Run 1.5" galvanized threaded pipe to existing header inside building near
					T203.
16258	20-Apr-2000	J.Melka	Net 10 Days	1	Maintenance Shop remodel to include the following items:	$10,180.00	$10,180.00
				1	Welding Bench	$2,850.00	$2,850.00
				1	Mobile Work Bench	$2,300.00	$2,300.00
				1	Storage Bin	$1,685.00	$1,685.00
				1	10 ft Locker	$2,465.00	$2,465.00
				1	12 ft Locker	$3,450.00	$3,450.00
16267	1-May-2000	J.Melka	Net 10 Days	1	Install boiler per bid package dated 4/18/00.	$79,483.00	$79,483.00
				1	Install Plant 1&2 steam isolation valves in steam header	$1,522.00	$1,522.00
				1	Additional T&M to install boiler vent silencers.	$2,573.00	$2,573.00
74434	3-May-2000	J.Melka	Net 10 Days	1	Open P.O. for misc. work in May.	$0.00	$0.00
74474	11-May-2000	L.Tucker	Net 10 Days	1	Fabricate 2 pans from 10 ga mild steel.	$703.00	$703.00
74304	12-May-2000	L.Tucker	Net 10 Days	1	Shop labor 2 straight hours journeyman-elevator floor plates	$94.00	$94.00
				1	Field labor hours superintendent-elevator floor plates	$59.00	$59.00
				1	Field labor hours journeyman-elevator floor plates	$47.00	$47.00
				1	Material-elevator floor plates	$389.00	$389.00
				1	Markup-elevator floor plates	$38.90	$38.90
74493	17-May-2000	L.Tucker	Net 10 Days	1	Fabricate and install pipes on t-224 and T-225	$1,820.00	$1,820.00
74435	1-Jun-2000	L.Tucker	Net 10 Days	1	Computer support	$508.40	$508.40
74586	7-Jun-2000	L.Tucker	Net 10 Days		Job#15068 Fabricate dry solids charge chute for R-206
				8	Straight time hours superintendent	$59.00	$472.00
				18	Straight time hours journeyman	$47.00	$846.00
				1	Materials	$796.26	$796.26
				1	10% markup	$79.63	$79.63
				1	Material from OICI stock	$26.00	$26.00
74661	26-Jun-2000	L.Tucker	Net 10 Days	1	Remove heat exchanger, modify piping, and install new heat exchanger	$3,000.00	$3,000.00
16296	29-Jun-2000	J.Melka	Net 10 Days	1	Time and material to move the small tray dryer to building 2, skid mount	$15,000.00	$15,000.00
					the TCU, and pipe the utilities into the system. Not to exceed bid.
74700	5-Jul-2000	J.Melka	Net 10 Days	1	Open P.O. for July	$500.00	$500.00
74701	7-Jul-2000	L.Tucker	Net 10 Days	1	Computer consulting for the month of July. 2 wks	$720.00	$720.00
16300	7-Jul-2000	J.Melka	Net 10 Days	1	Install the Evergreen Engineering designed support system for the	$49,100.00	$49,100.00
					2,500 gallon reactor. Install the 2,500 gallon reactor and the 2,000 gallon
					reactor in building 2, south reactor bay. Also install two primary vapor
					condensers on the 2nd floor of building 2 and install two 1,200 gallon
					distillate receiver tanks on the 1st floor of building 2.
74701	7-Jul-2000	L.Tucker	Net 10 Days	1	Computer consulting for the month of July. 2 wks	$720.00	$720.00
74592	12-Jul-2000	L.Tucker	Net 10 Days	1	Shop labor - misc. shearing	$23.50	$23.50
				1	Material - misc. shearing	$60.09	$60.09
16296-1	13-Jul-2000	J.Melka	Net 10 Days	1	Field order change to reposition D291, improve unloading and loading	$2,100.00	$2,100.00
					locations, improve vent, add breathable air station, etc.
16303	13-Jul-2000	J.Melka	Net 10 Days	1	Installation of new scrubber in plant 1	$15,000.00	$15,000.00
74729	14-Jul-2000	L.Tucker	Net 10 Days	1	Repair 4 Plaecol heat exchangers	$3,710.00	$3,710.00
74727	14-Jul-2000	L.Tucker	Net 10 Days	1	Repair a 10 tube heat exchanger	$1,155.00	$1,155.00
74728	14-Jul-2000	L.Tucker	Net 10 Days	1	Replace 'U-Tube' bundle in Perry heat exchanger	$3,300.00	$3,300.00
16310	1-Aug-2000	K.Moster	Net 10 Days	1	Time and material to install sample ports and extend dip tubes on	$1,500.00	$1,500.00
					building 2 reactors.
74877	2-Aug-2000	J.Melka	Net 10 Days	1	Open maintenance P.O. for August	$3,490.18	$3,490.18
74877	2-Aug-2000	J.Melka	Net 10 Days	1	Change order addendum	$4,648.00	$4,648.00
16316	7-Aug-2000	K.Moster	Net 10 Days	1	Time and material to pipe the large tray dryer (D292) in Building 2, skid	$27,000.00	$27,000.00
					mount the TCU292 and TCU293, and pipe the utilities into the system.
16321	15-Aug-2000	J.Melka	Net 10 Days	1	Install building 1 flammable storage ventilation fan including new	$3,450.00	$3,450.00
					stand for fan.
74911	6-Sep-2000	J.Melka	Net 10 Days	1	Open P.O. for September maintenance	$2,216.39	$2,216.39
75070	20-Oct-2000	J.Melka	Net 10 Days	1	1 Millwright to replace maintenance employee while on vacation.	$0.00	$0.00
75075	25-Oct-2000	J.Melka	Net 10 Days	1	Labor, material, & machining to modify filter pot as discussed.	$2,000.00	$2,000.00
75143	8-Nov-2000	J.Melka	Net 10 Days	1	Open maintenance P.O. for November	$500.00	$500.00
16340	14-Nov-2000	K.Moster	Net 10 Days	2	Sets of Sparkler Filter shoes designed to fit the fork lift and manual	$392.50	$785.00
					pallet jacks to allow the Sparkler Filters to be moved from place to place
					without damaging the vessel or associated piping.
75238	1-Dec-2000	J.Melka	Net 10 Days	1	Open maintenance P.O. for December	$500.00	$500.00
16338	12-Dec-2000	D.Willhite	Net 10 Days	1	Install electric heater in temporary lab.	$659.00	$659.00
16343	19-Dec-2000	D.Willhite	Net 10 Days	1	Remove pilot plant steam piping from old boiler room and reroute steam	$5,083.81	$5,083.81
					piping out of old boiler room to make way for new R&D Lab construction
16356	8-Jan-2001	D.Willhite	Net 10 Days	1	Install new mass meter in tank farm.	$1,000.00	$1,000.00
75404	10-Jan-2001	J.Melka	Net 10 Days	1	Installation of new 100 gallon glass lined reactor, including removal of	$10,970.00	$10,970.00
					750 and repiping to new GL103.
75412	11-Jan-2001	J.Melka	Net 10 Days	1	Installation of 30hp Kobelco oil free breathable air compressor.	$3,800.00	$3,800.00
16361	15-Jan-2001	K.Moster	Net 10 Days	1	Provide labor, tools, and equipment to install inlet piping to T500	$2,000.00	$2,000.00
					(distillation feed tank).
75474	24-Jan-2001	J.Melka	Net 10 Days	1	Spool up 1.5" expansion joint for replacement of split pipe on distillation	$1,000.00	$1,000.00
					tower.
75294	29-Jan-2001	D.Willhite	Net 10 Days	1	Install valve actuators in tank farm. Part of tank farm fire remedies.	$2,919.15	$2,919.15
75516	1-Feb-2001	J.Melka	Net 10 Days	1	Open maintenance P.O. for February	$500.00	$500.00
16367	1-Feb-2001	K.Moster	Net 10 Days	1	Provide labor, tools, and equipment to install D293 per verbal	$1,300.00	$1,300.00
					instructions given by L.Tucker.
16368	1-Feb-2001	D.Willhite	Net 10 Days	1	Tap ethylene glycol pipe in waste water berm for 1 & 1/2" valve, install	$1,369.00	$1,369.00
					tee in ethylene glycol return line, and relocate back flow preventor out
					of lab area and into production room.
16370	5-Feb-2001	J.Melka	Net 10 Days	1	Time and material to install and repipe the distillation pumps	$3,800.00	$3,800.00
16384	8-Mar-2001	D.Willhite	Net 10 Days	1	Mechanical installation of waste water system per bid package dated	$133,878.00	$133,878.00
					02/16/01 and contract A101-1997 between owner and contractor
					dated 03/07/01.
16387	12-Mar-2001	J.Melka	Net 10 Days	1	Install tee in pilot plant for lab intro.	$325.00	$325.00
75695	18-Mar-2001	K.Moster	Net 10 Days	1	Time and material to install pump in distillation area.	$900.00	$900.00

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